                                                                      EXHIBIT 25
                                                                      ----------


                           BB&T FINANCIAL CORPORATION

                           SPECIAL POWER OF ATTORNEY

            For Utilization under Registration Statement on Form S-8
               BB&T Financial Corporation Savings and Thrift Plan



     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of BB&T FINANCIAL CORPORATION, a North Carolina corporation (the "Company"), hereby constitutes and appoints JOHN A. ALLISON IV, SCOTT E. REED, and JERONE C. HERRING, and each of them with full power to act without the other, as his true and lawful attorneys and agents, for him and in his name, place, and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under the Securities Act of 1933 of securities of the Company issuable or deliverable pursuant to the BB&T Financial Corporation Savings and Thrift Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any capacity, to a Company registration statement on Form S-8 to be filed with the Securities and Exchange Commission in respect of such securities, and any and all amendments to the said registration statement, and any and all instruments and documents filed as a part of or executed in connection with the said registration statement or any amendments thereto, and to file the same with the Securities and Exchange Commission; hereby ratifying and confirming all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof. Any prior powers of attorney previously granted by us for the above purpose are hereby revoked.

                                       *

                                       *

                                       *

                                       *

                                       *

                                       *

                                       *

                                       *

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents as of March 22, 1994.


/s/ John A. Allison IV                /s/ Scott E. Reed
- ----------------------------          -----------------
John A. Allison IV                    Scott E. Reed
Chairman of the Board, Chief          Senior Executive Vice President
 Executive Officer, and               and Treasurer
 Director

/s/ Joseph B. Alala, Jr.              /s/ W. Watson Barnes
- -----------------------------         ---------------------------
Joseph B. Alala, Jr., Director        W. Watson Barnes, Director

/s/ Paul B. Barringer                 /s/ Joe L. Dudley, Sr.
- -----------------------------         ----------------------------
Paul B. Barringer, Director           Joe L. Dudley, Sr., Director

/s/ Robert L. Brady                   /s/ W.G. Clark III
- -----------------------------         ----------------------------
Robert L. Brady, Director             W. G. Clark III, Director

/s/ Jesse W. Corbett, Jr.
- -----------------------------         ------------------------------
Jesse W. Corbett, Jr., Director       W. R. Cuthbertson, Jr., Director

/s/ Fred H. Deaton, Jr.               /s/ Tom D. Efird
- -----------------------------         ------------------------------
Fred H. Deaton, Jr., Director         Tom D. Efird, Director

/s/ O. William Fenn, Jr.              /s/ James E. Heins
- ------------------------------        ------------------------------
O. William Fenn, Jr., Director        James E. Heins, Director

/s/ Raymond A. Jones, Jr.             /s/ Kelly S. King
- ------------------------------        ------------------------------
Raymond A. Jones, Jr., Director       Kelly S. King, Director

/s/ David R. LaFar III                /s/ J. Ernest Lathem, M.D.
- ------------------------------        ------------------------------
David R. LaFar III, Director          J. Ernest Lathem, M.D., Director

/s/ James H. Maynard                  /s/ A. Winniett Peters
- ------------------------------        ------------------------------
James H. Maynard, Director            A. Winniett Peters, Director

/s/ Richard L. Player, Jr.            /s/ Henry G. Williamson
- ------------------------------        -------------------------------
Richard L. Player, Jr., Director      Henry G. Williamson, Jr., Director

/s/ Larry J. Waggoner
- ------------------------------
Larry J. Waggoner, Director

/s/ William B. Young, M.D.
- ------------------------------
William B. Young, M.D., Director